UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2016

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street

Burlington, MA

(Address of principal executive offices)

01803

(Zip code)

(781) 994-0300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Amendment and Extension of Employment Agreements

On April 14, 2016, ArQule, Inc. (the “Registrant” or “ArQule”) amended certain terms of the following employment agreements:

CEO

Employment Agreement between the Registrant and Paolo Pucci, the Registrant’s Chief Executive Officer, dated April 15, 2008 and amended on July 15, 2010 and March 8, 2013 (as amended, the “CEO Employment Agreement”).

The April 14, 2016 amendment provides for a term of employment through December 31, 2018, unless earlier terminated in accordance with the provisions of Section 5 of the Employment Agreement (the “Employment Term”), provided that the Company shall provide Executive with no fewer than ninety (90) days advance written notice in the event it decides not to extend this Agreement beyond the Employment Term or negotiate in good faith a new agreement, and in the event the Company does not provide such 90-day advance notice, the Company shall pay Executive up to 90 days of his Base Salary in lieu of such advance notice.

All other material terms of the CEO Employment Agreement that were in effect prior to the Committee’s approval of the April 14, 2016 amendment remain in effect. The foregoing summary of the material terms of the April 14, 2016 amendment to the CEO Employment Agreement is qualified by reference to the full text of the April 14, 2016 amendment which is included as Exhibit 10.1 hereto and incorporated by reference herein and to the terms of the CEO Employment Agreement.

COO

Employment Agreement between ArQule, Inc. and Peter S. Lawrence, the Registrant’s President and Chief Operating Officer, dated April 13, 2006 and amended October 4, 2007, April 14, 2008 and March 8, 2013  (as amended, the “COO Employment Agreement”).

The April 14, 2016 amendment provides for a term of employment through December 31, 2018.

All other material terms of the COO Employment Agreement that were in effect prior to the Committee’s approval of the April 14, 2016 amendment remain in effect. The foregoing summary of the material terms of the April 14, 2016 amendment to the COO Employment Agreement is qualified by reference to the full text of the April 14, 2016 amendment which is included as Exhibit 10.2 hereto and incorporated by reference herein and to the terms of the COO Employment Agreement.

CMO

Employment Agreement between ArQule, Inc. and Brian Schwartz, the Registrant’s Chief Medical Officer, dated June 17, 2008 and amended February 23, 2012 and March 8, 2013 (as amended, the “CMO Employment Agreement”). The April 14, 2016 amendment provides for a term of employment through December 31, 2018.

All other material terms of the CMO Employment Agreement that were in effect prior to the Committee’s approval of the April 14, 2016 amendment remain in effect. The foregoing summary of the material terms of the April 14, 2016 amendment to the CMO Employment Agreement is qualified by reference to the full text of the current amendment which is included as Exhibit 10.3 hereto and incorporated by reference herein and to the terms of the CMO Employment Agreement.

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Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

10.1           Third Amendment to Employment Agreement dated as of April 14, 2016, by and between ArQule, Inc. and Paolo Pucci, filed herewith (File No. 000-21429).

10.2           Fourth Amendment to Employment Agreement dated as of April 14, 2016, by and between ArQule, Inc. and Peter S. Lawrence, filed herewith (File No. 000-21429).

10.3           Third Amendment to Employment Agreement dated as of April 14, 2016, by and between ArQule, Inc. and Brian Schwartz, filed herewith (File No. 000-21429).

10.4           Employment Agreement, dated as of April 15, 2008, by and between ArQule, Inc. and Paolo Pucci. Filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K, filed on April 18, 2008 (File No. 000-21429) and incorporated herein by reference.

10.5           Amendment to Employment Agreement, dated as of July 15, 2010, by and between ArQule, Inc. and Paolo Pucci. Filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 filed on August 4, 2010 (File No. 000-21429) and incorporated herein by reference.

10.6          Second Amendment to Employment Agreement, dated as of March 8, 2013, by and between ArQule, Inc. and Paolo Pucci. Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on March 11, 2013 (File No. 000-21429) and incorporated herein by reference.

10.7          Employment Agreement between ArQule, Inc. and Peter S. Lawrence, dated April 13, 2006. Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K dated April 18, 2006 (File No. 000-21429) and incorporated herein by reference.

10.8          Amendment to Employment Agreement, dated as of October 4, 2007, by and between ArQule, Inc. and Peter S. Lawrence. Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on October 10, 2007 (File No. 000-21429) and incorporated herein by reference.

10.9           Second Amendment to Employment Agreement, dated April 14, 2008, by and between ArQule, Inc. and Peter S. Lawrence. Filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K, filed on April 18, 2008 (File No. 000-21429) and incorporated herein by reference.

10.10         Third Amendment to Employment Agreement, dated as of March 8, 2013, by and between ArQule, Inc. and Peter S. Lawrence. Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on March 11, 2013 (File No. 000-21429) and incorporated herein by reference.

10.11         Employment Agreement, dated as of June 17, 2008, by and between ArQule, Inc. and Brian Schwartz, filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on February 24, 2012 (File No. 000-21429) and incorporated herein by reference.

10.12         Amendment to Employment Agreement dated as of February 23, 2012 by and between ArQule, Inc. and Brian Schwartz, filed as Exhibit 10.2 to Amendment No.1 to the Registrant’s Current Report on Form 8-K filed on February 27, 2012 (File No. 000-21429) and incorporated herein by reference.

10.13        Second Amendment to Employment Agreement, dated as of March 8, 2013, by and between ArQule, Inc. and Brian Schwartz. Filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on March 11, 2013 (File No. 000-21429) and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC. (Registrant)

/s/ Peter S. Lawrence
Peter S. Lawrence
President and Chief Operating Officer

April 14, 2016

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Exhibit Index

Exhibit No.	Description

10.1	Third Amendment to Employment Agreement dated as of April 14, 2016, by and between ArQule, Inc. and Paolo Pucci, filed herewith (File No. 000-21429).
10.2	Fourth Amendment to Employment Agreement dated as of April 14, 2016, by and between ArQule, Inc. and Peter S. Lawrence, filed herewith (File No. 000-21429).
10.3	Third Amendment to Employment Agreement dated as of April 14, 2016, by and between ArQule, Inc. and Brian Schwartz, filed herewith (File No. 000-21429).

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